SCHEDULE 14A
                  Information Required in Proxy Statement

                       SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                            Act of 1934
                          (Amendment No.)

Filed by the Registrant  X
Filed by a party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  X  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          Swank, Inc.
         (Name of Registrant as Specified in Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X    No fee required

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

     1)  Title of each class of securities to which transaction applies:


     2)  Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

     Fee paid previously with preliminary materials

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:



SWANK, INC.  6  Hazel Street, Attleboro, Massachusetts 02703

Notice of Annual Meeting of Stockholders

	The 1998 Annual Meeting of Stockholders of SWANK, INC. (the "Company") will be held at the Company's offices at 6 Hazel Street, Attleboro, Massachusetts, on April 23, 1998 at 11:00 o'clock A.M. local time, for the purpose of considering and acting upon the following:

	1.	The election of two (2) Class III directors to serve on the
Company's Board of Directors;

2.	The approval of the appointment of Coopers & Lybrand L.L.P.
as the independent accountants of the Company for the year
1998;

3. The approval of the Company's 1998 Equity Incentive
Compensation Plan; and

4.	The transaction of such other business as may properly come
before the meeting.

	Only holders of record of Common Stock at the close of business on February 26, 1998 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.




						By Order of the Board of Directors


						Christopher F. Wolf,
						Secretary



Dated:  March 23 , 1998




ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  IF
YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE
ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN
THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.



SWANK, INC.  6  Hazel Street, Attleboro, Massachusetts 02703


PROXY STATEMENT
1998 Annual Meeting of Stockholders
April 23, 1998


	This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SWANK, INC. (the "Company") of proxies in the form enclosed for use at the Company's 1998 Annual Meeting of Stockholders (the "Meeting") which will be held on the date, at the time and place and for the purposes set forth in the foregoing notice, and at any adjournment or postponement thereof. Any stockholder giving a proxy has the power to revoke the same at any time before it is voted. All expenses in connection with the solicitation of proxies will be borne by the Company. Proxies may be solicited by certain officers and employees of the Company by mail, telephone, telecopier, telegraph or personal interview.

	The outstanding voting securities of the Company at the close of business on February 26, 1998, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, consisted of 16,514,523 shares of Common Stock, $.10 par value per share ("Common Stock"), each of which is entitled to one vote. A majority of the outstanding shares entitled to vote, present in person or by proxy, constitutes a quorum for the purposes of the Meeting. The affirmative vote of a plurality of votes cast at the Annual Meeting is required to elect directors.
The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to ratify the appointment of Coopers &
Lybrand L.L.P. as the Company's independent auditors for the year ending December 31, 1998. The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve the 1998 Equity Incentive Compensation Plan. This Proxy Statement and the accompanying form of proxy will be mailed or otherwise furnished on or about March 23, 1998 to all stockholders of record at the close of business on February 26, 1998.


OWNERSHIP OF VOTING SECURITIES

	The following table sets forth information as of February 26, 1998 with respect to each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("the Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of the Common
Stock:


Title of Class Name and 		           Amount and
         				  Address of		          Nature of			       Percent of
				           Beneficial           	Beneficial 		      Class
			            Owner		               Ownership

Common Stock	  The New Swank, Inc.	 10,046,402 (1)(2)   60.8%
	            	 Retirement Plan
            		 90 Park Avenue
            		 New York, NY 10016

Common Stock 	 Marshall Tulin	       3,896,135 (3)(4)   23.5%
            		 90 Park Avenue
            		 New York, NY 10016

Common Stock 	 John Tulin	            3,465,089 (3)(5)  20.9%
            		 90 Park Avenue
	            	 New York, NY 10016

Common Stock	  Raymond Vise           3,226,435 (3)(6)  19.5%
            		 8 El Paseo
            		 Irvine, CA 92715


(1) The Company has merged its Employee Stock Ownership Plan No. 1 ("ESOP I"), Employee Stock Ownership Plan No. 2 ("ESOP II") and Savings Plan into one plan, The New Swank, Inc. Retirement Plan (the "Retirement Plan"). This amount includes (a) 6,846,373 shares of Common Stock allocated to participants' ESOP accounts in the Retirement Plan and as to which such participants may direct the trustees of the Retirement Plan as to voting on all matters, and
(b) an additional 324 of such shares allocated to the accounts of former employees, subject to forfeiture, and able to be voted by the trustees on all matters on which stockholders may vote.

(2) This amount also includes 2,607,741 shares of Common Stock allocated to participants' ESOP accounts in the Retirement Plan as to which participants may direct the trustees as to voting only on Significant Corporate Events and as to which the trustees may vote on all other matters in their discretion. Shares allocated to such ESOP accounts as to which no voting instructions are received are required to be voted in the same proportion as shares allocated to ESOP accounts as to which voting instructions are received. This amount also includes 591,964 shares held in the 401(k) accounts under the Retirement Plan, as to which participants may direct the trustees as to voting on all matters and may be disposed of in the discretion of the trustees.


(3) The trustees of the Retirement Plan are Marshall Tulin, Chairman of the Board and a director of the Company, John A. Tulin, President and a director of the Company and Raymond Vise, a director of the Company. This amount includes (a) 324 shares of Common Stock allocated to the accounts of former employees but voted by the trustees (see footnote 1 above), (b) 2,607,741 shares held in ESOP accounts as to which the trustees have sole voting power (see footnote 2 above) and (c) 591,964 shares held in the 401(k) accounts (see footnote 2 above).

(4) This amount includes 343,022 shares owned by Mr. Tulin's wife. Mr. Tulin disclaims beneficial ownership of these shares. This amount also includes 40,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the Company's 1987 Incentive Stock Option Plan (the "1987 Plan") and 3,278 shares allocated to his ESOP account under the Retirement Plan.

(5) This amount includes 3,180 shares owned by Mr. Tulin's wife and 7,000 shares held by her as custodian for a child. Mr. Tulin disclaims beneficial ownership of these shares. This amount also includes 40,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and 73,121 shares allocated to his ESOP account under the Retirement Plan.

(6) This amount includes 20,000 shares which Mr. Vise has the right to acquire within 60 days through the exercise of stock options granted under the 1994 Non-Employee Director Stock Option
Plan (the "1994 Plan").

	The following table sets forth information at February 26, 1998 with respect to the beneficial ownership of the Company's Common
Stock by (a) each director and each nominee for election as a director of the Company, (b) each executive officer named in the Summary Compensation Table and (c) all directors and executive officers of the Company as a group (12 persons). Unless otherwise indicated, each person named below and each person in the group named below has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by such person or such group.


               	     Amount and Nature of	       Percent of
Beneficial Owner     Beneficial Ownership		          Class

Mark Abramowitz		            22,600	(1)	     	Less than 1%
John J. Macht		              15,000	(2)	     	Less than 1%
James Tulin	                106,043	(3)		     Less than 1%
John Tulin	               3,465,089	(4)		     20.9 %
Marshall Tulin	           3,896,135	(5)		     23.5%
Raymond Vise	             3,226,435	(6)		     19.5 %
Lewis Valenti	               98,524	(7)	     	Less than 1%
Eric P. Luft	                68,924	(8)		     Less than 1%
All directors and
executive officers as a
group(12 persons) 	       4,823,099	(9) 	    	28.6 %

(1) Includes 20,000 shares which Mr. Abramowitz has the right to acquire within 60 days through the exercise of stock options.

(2) Includes 15,000 shares which Mr. Macht has the right to acquire within 60 days through the exercise of stock options.

(3) Includes 35,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan, an aggregate of 428 shares held by his children and an aggregate of 70,615 shares of Common Stock allocated to his ESOP account and 401(k) account under the Retirement Plan.

(4) This amount includes the shares referred to in footnotes 3 and 5 to the first table above under "Ownership of Voting Securities."

(5) This amount includes the shares referred to in footnotes 3 and 4 to the first table above under "Ownership of Voting Securities."

(6) This amount includes the shares referred to in footnote 3 and 6 to the first table above under "Ownership of Voting Securities."

(7) This amount includes 35,000 shares which Mr. Valenti has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and an aggregate of 63,524 shares of Common Stock allocated to his ESOP account and 401(k) account under the Retirement Plan.


(8) This amount includes 15,000 shares which Mr. Luft has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and an aggregate of 53,924 shares of Common Stock allocated to his ESOP account and 401(k) account under the Retirement Plan.

(9) Reference is made to footnotes (1) through (8) above. This amount also includes 351,666 shares of Common Stock which directors and executive officers as a group have the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and the 1994 Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

  Bruce Shopoff, William Rubin and Marshall Tulin each failed to file a Statement of Changes in Beneficial Ownership on Form 4, but reported on an Annual Statement of Changes in Beneficial Ownership on Form 5, one transaction with regard to shares of Common Stock.


I.  Nominees for Election as Directors

	The Company's By-laws divide the Board of Directors into three classes, designated as Class I, Class II and Class III, with each class to be as nearly equal in number as possible. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those in the class whose terms expire at such annual meeting.

	At the Meeting, stockholders will elect two Class III directors to serve for a term of three years, until the annual meeting of stockholders in the year 2001 and until the election and qualification of their respective successors. Unless otherwise indicated thereon, all proxies received will be voted in favor of the election of the nominees for election as directors. Should any of the nominees not remain a candidate at the time of the Meeting
(a situation which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for any substitute nominees.

	The following sets forth certain information about each nominee for election as a director of the Company and each director whose term of office will continue after the Meeting, including his principal occupation or employment.

Nominees:

Marshall Tulin (1)  - Class III

	Mr. Tulin, who is 80 years old, is Chairman of the Board of the Company. He joined the Company in 1940, was elected a Vice
President in 1954, President in 1957 and Chairman of the Board on October 24, 1995. Mr. Tulin became a director in 1956.


Raymond Vise (1)(2)(3) - Class III

	Mr. Vise, who is 76 years old, served as Senior Vice President of the Company for more than five years prior to his retirement in 1987. Mr. Vise became a director in 1963.

Directors whose terms of office will continue after the Meeting:

Mark Abramowitz (2)(3) - Class I

	Mr. Abramowitz, who is 62 years old, has been a partner in the law firm of Parker Chapin Flattau & Klimpl, LLP for more than the past five years. The firm is general counsel to the Company. Mr. Abramowitz became a director in 1987.

James Tulin (1) - Class I
	Mr. Tulin, who is 47 years old, is a Senior Vice President of the Company. He joined the Company in 1974, became a Regional Sales
Manager in 1978 and was elected a Vice President in 1985 and a Senior Vice President in 1986. Mr. Tulin became a director in
1985.

John Tulin (1) - Class II

	Mr. Tulin, who is 51 years old, is President of the Company. He joined the Company in 1971. He was elected a Vice President in 1974, a Senior Vice President in 1979, Executive Vice President in
1982 and President on October 24, 1995. Mr. Tulin became a director in 1975.

John J. Macht - Class II

	Mr. Macht, who is 61 years old, has been President of The Macht Group, a marketing and retail consulting firm, since July 1992.
From April 1991 until July 1992 Mr. Macht served as Senior Vice
President of Jordan Marsh department stores, a division of Federated Department Stores. Mr. Macht became a director in
December 1995.

(1) Member of the Executive Committee of the Board.

(2) Member of the Audit Committee of the Board. There were 2 meetings of this committee during the last fiscal year. This committee reviews the Company's financial statements with the independent accountants prior to their submission to the Board, recommends to the Board the appointment of the independent accountants, reviews the performance and scope of services to be provided by the independent accountants and reviews the adequacy of internal accounting procedures and controls.

(3) Member of the Executive Compensation Committee of the Board.
There were 2 meetings of this committee during the last fiscal year. This committee recommends the annual compensation, including bonuses, for the 3 executive officers of the Company who are also directors, each of whom has an employment agreement with the Company (see "Remuneration and Related Matters"), and for the
Company's Chief Financial Officer.

	There were 6 meetings of the Board during the last fiscal year. Each of the directors attended at least 75% of the aggregate of all such Board meetings and all meetings held by committees of the Board on which he served. The Company does not have any nominating or similar committee.

	There are no family relationships among any of the persons listed above or among any of such persons and any of the other executive officers of the Company, except that James Tulin and John Tulin are sons of Marshall Tulin.

Remuneration and Related Matters

	The following table sets forth certain summary information concerning compensation during the fiscal year ended December 31, 1997 with respect to the Company's Chief Executive Officer and each of the other 4 most highly compensated executive officers of the
Company:
Summary Compensation Table


ANNUAL COMPENSATION

 				                                                  OTHER  	   ALL
NAME AND				                                           ANNUAL	    OTHER
PRINCIPAL			                                           COMPEN-	   COMPEN-
POSITION	                YEAR   	SALARY       	BONUS  	SATION (6) SATION (9)

Marshall Tulin (1)       1997 	$360,000   	$  25,000		             $14,934
Chairman of	             1996	  360,000  	        -0-	 	             7,442
the Board	               1995	  360,000	          -0-	                 462

John Tulin (2)	          1997	  293,333 	    125,000 	              14,234
President, Chief	        1996   220,000	      50,000 	  $36,461(7)	  7,442
Executive Officer	       1995 	 220,000 	         -0-	   36,188(7)     462

Lewis Valenti (3)       	1997	  160,000	     201,875		              15,834
Senior Vice	             1996  	160,000	     121,328		               8,372
President	               1995	  125,000	     194,676	               	2,262

Eric P. Luft (4)	        1997	  130,000	     235,145	              	15,334
Senior Vice	             1996	  130,000	     150,004		               8,372
President	               1995	  135,000	     110,352 	              	2,262

James Tulin (5)	         1997	  237,272	      65,000 	  41,802(8)	  11,534
Senior Vice	             1996	  190,000	      40,000	   41,217(8)	   7,442
President	               1995 	 190,000	          -0-	  43,598(8)     	462



(1) Mr. Tulin has an employment agreement with the Company which terminates on June 30, 1998 providing for a salary at the rate of $360,000 per annum.

(2) Mr. Tulin has an employment agreement with the Company which terminates on December 31, 1998 providing for a salary at the rate (commencing February 1, 1997) of $300,000 per annum.

(3) The bonus amounts shown for Lewis Valenti include sales commissions in the amounts of $161,875, $96,328 and $139,214 for the years 1997, 1996 and 1995, respectively.

(4) The bonus amounts shown for Eric P. Luft include sales commissions in the amounts of $175,145, $120,004 and $110,352 for the years 1997, 1996 and 1995, respectively.

(5) Mr. Tulin has an employment agreement with the Company which terminates on December 31, 1998 providing for a salary at the rate (commencing February 1, 1997) of $240,000 per annum.

(6) Except as set forth for James Tulin, perquisites and other personal benefits during 1997 did not exceed the lesser of $50,000 or 10% of reported annual salary and bonus for any of the executive officers named in the "Summary Compensation Table".

(7) These amounts include automobile lease payments of $18,927 and a travel allowance of $9,000 in 1996 and automobile lease payments of $18,929 and a travel allowance of $9,450 in 1995.

(8) These amounts include automobile lease payments of $17,838 in 1997 and $17,394 in each of 1996 and 1995, and a travel allowance of $10,800 in each of 1997 and 1996 and $14,500 in 1995.

(9) The amounts set forth for 1997, 1996 and 1995 represent allocations under certain benefit plans of the Company as follows:



                                      					  DEFERRED
                     RETIREMENT PLAN  		      COMPEN-
              ESOP I and ESOP II	401(k)       SATION
		                 ACCOUNTS 		   ACCOUNTS		     PLAN		     TOTAL
1997
Marshall  Tulin	    $3,734		      	     	    $11,200	    $14,934
John Tulin		         3,734 	  	   	     		    10,500	     14,234
Lewis Valenti		      3,734      			     	     12,100	     15,834
Eric P. Luft	        3,734 		            	   	11,600  	   15,334
James Tulin		        3,734 			          		     7,800	     11,534

1996
Marshall  Tulin	     7,292		      $ 150 			                7,442
John Tulin 		        7,292		        150				                7,442
Lewis Valenti		      7,322		      1,050				                8,372
Eric P. Luft		       7,292		      1,050				                8,372
James Tulin		        7,292			       150				                7,442

1995
Marshall Tulin		       412	          50				                 462
John Tulin		           412 	         50				                 462
Lewis Valenti	         412 	         50	        1,800	    2,262
Eric P. Luft		         412	       	  50	        1,800	    2,262
James Tulin		          412		 	       50			                  462



  Each director who is not also an employee of, or counsel to, the Company receives a fee of $2,000 per meeting of the Board and of committees of the Board attended by him. In addition, pursuant to the terms of the 1994 Plan, each director who is not also an employee of the Company or any subsidiary of the Company in office immediately following each annual meeting of stockholders at which directors are elected will, effective on the date such annual meeting is held, automatically be granted an option to purchase 5,000 shares of Common Stock. During the fiscal year ended December 31, 1997, Messrs. Abramowitz, Macht and Vise were each granted an option to purchase 5,000 shares of Common Stock at an exercise price per share of $.78125, the fair market value per share of Common Stock on the date of the grant.

	Robert Tulin (who is the brother of Marshall Tulin and uncle of John Tulin and James Tulin) was employed by the Company during 1997. Robert Tulin is the director of advertising and is responsible for coordinating the production of the Company's merchandise catalogs. Aggregate compensation paid Robert Tulin by the Company for services rendered during 1997 amounted to $90,000.

	The Company has entered into termination agreements with Messrs. Marshall Tulin, John Tulin, Lewis Valenti, Eric P. Luft and James
Tulin which expire on December 31, 1998. In the event of a change in control (as defined in such agreements) of the Company during the term of such agreements followed by a significant change in the duties, powers or conditions of employment of any such officer, the officer may within 2 years thereafter terminate his employment and receive a lump sum payment equal to 2.99 times such officer's "base amount" (as defined in Section 280G(b)(3) of the Internal Revenue
Code of 1986, as amended (the "Code")).

	In 1983 the Company terminated its pension plans covering salaried employees and salesmen and purchased annuities from the assets of those plans to provide for the payment (commencing at age
62) of accrued benefits of those employees who were not entitled to or did not elect to receive lump sum payments. The accrued annual benefits for Messrs. John Tulin, Lewis Valenti and James Tulin are $13,116, $12,731, and $10,407, respectively.

	During the Company's fiscal year ended December 31, 1997, no stock options were granted to or exercised by any executive officers named in the Summary Compensation Table. The following table sets forth certain information with respect to the number and value of unexercised options held by such executive officers as of December 31, 1997:

		                        1997 FISCAL YEAR END OPTION VALUES

		                         Number of
		                         Securities			       Value of
		                         Underlying			       Unexercised
		                         Unexercised 		      In-the-Money
 		                        Options at			       Options at
 		                        FY -End (#)		      	FY-End ($)
                         		Exercisable/		      Exercisable/
Name		                     Unexercisable		     Unexercisable


Marshall Tulin		           40,000 / 0		  	      $7,500 / 0
John Tulin		               40,000 / 0			         7,500 / 0
Lewis Valenti		            35,000 / 0		  	       6,563 / 0
Eric P. Luft               15,000 / 0            2,813 / 0
James Tulin                35,000 / 0            6,563 / 0


Compensation Committee Interlocks and Insider Participation

	The Company's Executive Compensation Committee consists of Raymond Vise, a former Senior Vice President of the Company, and Mark Abramowitz. The members of the Company's Stock Option Committee and the Company's Incentive Share Committee are Mr. John
J. Macht and Mr. Vise.   Ronald Vise (who is the son of Raymond
Vise) was employed by the Company during 1997 as a commissioned salesman. Aggregate compensation paid to Ronald Vise for services rendered during 1997 amounted to $123,054. Mark Abramowitz is a partner in the law firm of Parker Chapin Flattau & Klimpl, LLP, which is retained by the Company to provide legal services. In addition, the Company and The Macht Group, a marketing and retail consulting firm of which John J. Macht serves as President, are parties to an agreement pursuant to which The Macht Group is entitled to receive compensation based on net sales of products under license agreements entered into between the Company and licensors introduced to the Company by The Macht Group. Aggregate compensation during fiscal 1997 earned by The Macht Group under this arrangement was $79,141. In addition, The Macht Group from time to time provides marketing consulting services to the Company and earned compensation of $25,000 during 1997 for such services.


	Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF BOARD OF DIRECTORS AND COMPENSATION COMMITTEES

 The Executive Compensation Committee of the Board of
Directors, which is comprised of two non-employee directors, determines the compensation (other than through the grant of stock-based compensation) of the Chief Executive Officer of the Company, other employee members of the Board of Directors and the Company's Chief Financial Officer. The entire Board of Directors, with the recommendation of the Company's Chief Executive Officer, reviews and approves the salaries and bonuses of the Company's other executive officers. The Stock Option Committee, which is also comprised of two non-employee directors, administers the Company's compensation plans under which stock and stock-based compensation may be awarded. The Incentive Share Committee, which is also comprised of two non-employee directors, administers the Company's Incentive Share Plan.

 The main objectives of the Company's executive compensation structure have included rewarding individuals for their respective contributions to the Company's performance and providing executive officers with a stake in the long-term success of the Company (mainly through the grant of stock options). The philosophy of the Board of Directors and each of its compensation committees has been to utilize a combination of salary as a base for compensation, annual bonuses as a means of short-term incentive compensation, stock options to provide longer term incentives and to link portions of compensation directly with the performance of the Company's Common Stock, and contractual protections against changes in or loss of employment in the event of a change of control of the Company. The Board and its compensation committees coordinate their efforts to determine overall compensation of executive officers.

 The Board of Directors, the Executive Compensation Committee and the Stock Option Committee have determined to place additional emphasis on motivating executive officers and other employees by means of performance-related incentives and short and long range performance goals. To that end, the Board has adopted, subject to stockholder approval at the Meeting, the Swank, Inc. 1998 Equity Incentive Compensation Plan (the "Incentive Compensation Plan"). The Incentive Compensation Plan replaces the 1987 Incentive Stock Option Plan (which expired by its terms in fiscal 1997) and the Incentive Share Plan (which also expired by its terms in fiscal 1997), and provides for the grant, in the discretion of the Board of Directors or any committee appointed by the Board to administer the Incentive Compensation Plan, of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards. The Board of Directors or such committee may, in connection with each option or award, establish one or more objective criteria (which may include, without limitation, reference to the Company's or any of its division's revenues, margins or profits) to determine whether, among other things, options or awards shall vest or otherwise become exercisable, and whether all or a portion of the compensation under such options or awards shall become payable. The Board and its compensation committees believe that the Incentive Compensation Plan will provide it with greater flexibility to both motivate executive officers and employees and enable them to participate in the financial success of the Company.

 Base Salary.  The Board of Directors and Executive
Compensation Committee review the base salary of each executive officer annually. In determining the base salaries to be paid to executive officers (other than those whose salaries are fixed pursuant to the terms of applicable employment agreements), the Board of Directors and Executive Compensation Committee consider, among other factors, the executive's level of responsibility, experience and expertise, length of service with the Company and compensation levels in competing companies. The Board and the Executive Compensation Committee, in consultation with the Company's Chief Executive Officer, also review the performance of each executive officer. These reviews have been qualitative in nature, with no specific weight being assigned to the various factors considered.

 Annual Bonus Compensation.  The Board and Executive
Compensation Committee continue to place emphasis on incentive compensation. In determining the amount of annual bonuses, the Board and the Executive Compensation Committee have considered such factors as the Company's revenues and profitability, as well as an individual executive's personal performance and contribution to the Company's overall performance during that fiscal year. No specific weight is generally assigned any particular factor, although where the Company's overall financial results have not been favorable, the Board and Executive Compensation Committee have from time to time not awarded annual bonuses or have reduced them to qualitatively reflect such results.

 Other Incentive Compensation. The Company has in the past utilized stock options as the primary method of providing stock-based incentive compensation. However, as described above, the 1987 Plan expired by its terms in fiscal 1997 and no further options may be granted thereunder. As described above, the Board of Directors and its compensation committees have determined to replace the 1987 Plan and the Incentive Share Plan with the Incentive Compensation Plan as the primary manner, along with annual bonuses, of motivating its employees, of providing employees a way of participating in the growth of the Company, as well as of linking the interests of its executives with the overall interests of stockholders.

 Chief Executive Officer Compensation.  The compensation of
John Tulin, the Company's President and Chief Executive Officer, for fiscal 1997 was comprised of two components, salary and annual bonus. Mr. Tulin's salary of $300,000 per annum is fixed through the end of fiscal 1998 pursuant to an employment agreement with the Company. However, the Executive Compensation Committee awarded Mr. Tulin a bonus of $125,000. Based on its review of Mr. Tulin's performance, the Executive Compensation Committee noted, among other things, Mr. Tulin's leadership in the substantial improvement for the second consecutive year in the Company's operating results, including net income in fiscal 1997 of $4,847,000 ($.30 per share), the successful integration of the businesses under three new license agreements into existing operations, and the continuing effectiveness of programs implemented by him to more closely monitor and control overhead and asset management.


                   		Executive	             	Stock Option Committee
		                   Compensation		          and Incentive
Board of Directors		 Committee			            Share Committee

Mark Abramowitz			   Mark Abramowitz        	John J. Macht
John J. Macht		    		Raymond Vise		          Raymond Vise
James Tulin
John A. Tulin
Marshall Tulin
Raymond Vise


PERFORMANCE GRAPH

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
OF COMPANY, PEER GROUP AND BROAD MARKET

FISCAL YEAR ENDING
                  1992     1993     1994     1995     1996     1997

SWANK, INC.	       100	  118.75	  106.25	   75.00	   59.38	  112.50
PEER GROUP	        100	  121.12	   76.92	   44.01	   43.65	   82.74
BROAD MARKET	      100	  119.95	  125.94	  163.35	  202.99	  248.30

ASSUMES $100 INVESTED ON JANUARY 1, 1993  AND THAT ALL  DIVIDENDS
WERE  REINVESTED


	The peer group includes companies that compete with the Company in one or more of its product categories as well as companies in similar industries. The peer group includes: Jaclyn, Inc., Salant Corp. and Tandy Brands Accessories, Inc., the latter replaces
Comforce Corp. which exited the fashion jewelry business during 1996.

Note: The stock price performance shown on the graph above is not necessarily indicative of future price performance.


II. Approval of Independent Accountants

	There will also be brought up for consideration at the Meeting the approval of the appointment of accountants to perform the annual audit for the fiscal year ending December 31, 1998. Subject to the action of the stockholders at the Meeting, the Board has appointed the firm of Coopers & Lybrand L.L.P., certified public accountants, as the independent accountants to audit the financial statements of the Company for the current fiscal year. They have been the Company's accountants since 1952. The Board recommends their approval. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

III.  Approval of the 1998 Equity Incentive Compensation Plan

 The Board of Directors has adopted, and at the Meeting stockholders of the Company will be asked to approve, the Swank, Inc. 1998 Equity Incentive Compensation Plan . The Company's 1987 Incentive Stock Option Plan and its Incentive Share Plan each expired by its terms in 1997 and, therefore, stock options and incentive share awards and benefits may no longer be granted thereunder. The Board of Directors believes that it is advisable to have available shares for the grant of stock options and to have a plan in place that provides the Board the flexibility, among other things, to motivate employees and to permit them to participate in the financial success of the Company. To that end, the Incentive Compensation Plan adopted by the Board permits the grant of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs"), performance awards and other stock-based awards (collectively, "Awards").

 The following is a summary of certain material features of the Incentive Compensation Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Incentive Compensation Plan set forth as Exhibit A to this Proxy Statement.

Purposes

 The Incentive Compensation Plan is designed to promote the interests of the Company and its stockholders by (i) attracting and retaining officers and other key employees of the Company and its subsidiaries, (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Stock Subject to Incentive Compensation Plan

	The maximum number of shares of Common Stock with respect to which Awards may be granted is 3,000,000 shares of Common Stock.
The closing sales price per share of Common Stock on March 6, 1998 on the Nasdaq Stock Market was $1.25.

Administration/Eligible Participants

  The Incentive Compensation Plan will be administered by the Board of Directors or a committee of the Board designated by the Board to administer the Incentive Compensation Plan (the "Incentive Plan Committee"). During the 10-year term of the Incentive Compensation Plan, the Incentive Plan Committee will have the sole and complete authority, subject to the terms of the Incentive Compensation Plan, among other things, to determine when and to whom to make grants of Awards, the types of Awards to be granted to participants, the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, and the terms and conditions of any Award; to prescribe, amend and rescind rules and regulations relating to the Incentive Compensation Plan; and to make all other determinations and take all other actions that the Incentive Plan Committee considers necessary or desirable for the administration of the Incentive Compensation Plan.

 All key employees of the Company or any of its subsidiaries are eligible to be designated a participant under the Incentive Compensation Plan (each a "Participant"). As of March 6, 1998, approximately 50 persons were eligible to be Participants.

Stock Options

 Stock options granted under the Incentive Compensation Plan may be non-qualified options or options intended to qualify as incentive stock options within the meaning of section 422 of the Code. Options granted under the Incentive Compensation Plan shall be subject to such terms, including the exercise price and conditions and timing of exercise, as may be determined by the Incentive Plan Committee and specified in the applicable Award agreement or thereafter; provided, however, that the terms and conditions of grants of stock options intended to qualify as incentive stock options will be subject to terms and conditions that comply with such rules as may be prescribed by section 422 of the Code. Payment upon the exercise of a stock option may be made in cash, by certified check, by exchanging shares of Common Stock owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by such Participant for at least six months), or by a combination of the foregoing.

Stock Appreciation Rights

 The Incentive Plan Committee may grant SARs either alone ("unrelated SARs") or in connection with all or part of a stock option. Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive cash, shares of Common Stock, or a combination thereof, as determined by the Incentive Plan Committee, in an amount equal to the excess of the fair market value of a share of Common Stock on the exercise date over (i) the option exercise price of the related option (in the case of a SAR granted in connection with a stock option) or (ii) the appreciation base of the SAR (in the case of an unrelated
SAR), multiplied, in each case, by the number of shares of Common Stock in respect of which the SAR is exercised.

Restricted Stock and Restricted Stock Units

 The Incentive Plan Committee may grant awards of restricted stock or RSUs. Awards of restricted stock will consist of shares of Common Stock. RSUs will consist of units with a value equal to the fair market value of a share of Common Stock and may be paid in cash, shares of Common Stock, or other securities or property, all in the discretion of the Incentive Plan Committee. Vesting of awards of restricted stock and RSUs may be conditioned upon the completion of a specified period of service, the attainment of specified performance goals, or such other factors as the Incentive Plan Committee may determine. During the restricted period, the Participant may not assign, transfer or otherwise encumber or dispose of the restricted stock or RSUs, except as permitted in the applicable Award agreement with regard to shares of restricted stock. The Incentive Plan Committee has the authority to determine, among other things, the duration of the period during which, and the conditions, if any, under which, the restricted stock or RSUs may be forfeited to the Company and the other terms and conditions of such Awards.

Performance Awards

 Performance awards will be earned to the extent, among other things, performance goals set by the Incentive Plan Committee are achieved over a performance period specified by the Incentive Plan Committee. A performance award will consist of a right which is denominated in cash or shares of Common Stock, will be valued in accordance with the achievement of such goals or such periods, and will be payable at such time, in such form and upon such other terms and conditions, as the Incentive Plan Committee shall determine.

Other Stock-Based Awards

 The Incentive Plan Committee may grant other stock-based
Awards, which are any Awards other than stock options, SARs, restricted stock, RSUs and performance awards, and that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock. The Incentive Plan Committee has the discretion to determine the terms and conditions of other stock-based awards, including the price, if any, at which securities may be purchased thereunder.


Adjustments

 In the event the Incentive Plan Committee determines that, among other things, any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, or other similar corporate transaction or event affects shares of Common Stock such that an adjustment is determined by the Incentive Plan Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Compensation Plan, then the Incentive Plan Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

Substitute Awards

 Awards may be made under the Incentive Compensation Plan in substitution for outstanding Awards previously granted by the Company or its affiliates or Awards previously granted by a company acquired by the Company or with which the Company combines. The number of shares underlying any such substitute Awards shall be counted against the aggregate number of Shares which are available for grant under Awards made under the Incentive Compensation Plan.

Transferability

 Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative.

 Except as otherwise provided in an applicable Award agreement, no Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate; provided, however, that the designation of a beneficiary shall not constitute an assignment, pledge, attachment, sale, transfer or encumbrance.


Change of Control

 In the event of a Change of Control (as defined in the Incentive Compensation Plan), any outstanding Awards then held by Participants which are unexercisable or otherwise are not yet vested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

Amendments to the Incentive Compensation Plan

 The Board of Directors may amend, alter, suspend, discontinue, or terminate the Incentive Compensation Plan or any portion thereof at any time; provided, however, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any holder or beneficiary of an award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

New Incentive Compensation Plan Benefits

 Awards made under the Incentive Compensation Plan are determined by the Incentive Plan Committee in its sole discretion as described above. Accordingly, individual awards are not yet determinable. To date, no Awards have been made under the Incentive Compensation Plan.

Federal Income Tax Consequences Relating to Awards

 The following is a summary of the principal federal income tax consequences of Awards that may be granted under the Incentive Compensation Plan. The summary is not intended to be exhaustive; it does not purport to cover all of the special rules relating thereto, including special rules relating to holders of options subject to Section 16(b) of the Exchange Act, the exercise of stock options with previously-acquired shares of Common Stock, or the state, local or foreign income or other tax consequences or considerations in connection with Awards. Participants are urged to consult their own tax advisors with respect to the consequences of their participation in the Incentive Compensation Plan.

Stock Options and SARs

 A Participant will not recognize taxable income for federal income tax purposes upon the grant of a non-qualified stock option, an incentive stock option or a SAR.


 Upon the exercise of a non-qualified stock option, or a SAR where the Participant shall receive shares of Common Stock upon exercise, the Participant will recognize ordinary income in an amount equal to the excess, if any, of the aggregate fair market value of the shares of Common Stock acquired on the date of exercise over the aggregate exercise price of the non-qualified stock option or the aggregate base price of the SAR, as the case may be. The Participant's basis in the shares of Common Stock acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized, and the Company is generally entitled to a tax deduction for such amount at that time. If a Participant later sells shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares of Common Stock were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

 In the event that cash or other property is received upon the exercise of a SAR, the amount of such cash or the fair market value of such property will be ordinary income to the Participant and the Company will generally be allowed a tax deduction for such amount. The Participant's basis in such property will be equal to its fair market value.

 Upon the exercise of an incentive stock option, a Participant will not recognize ordinary income. If a Participant disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the Participant, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a tax deduction. However, if a Participant disposes of such shares prior to the end of the requisite holding periods (a "disqualifying disposition"), all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

 In addition to the federal income tax consequences described above, a Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the Participant's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock over the exercise price therefor is an adjustment which increases alternative minimum taxable income.
In addition, the Participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a Participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option adjustment) is allowed as a credit against the Participant's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.


Restricted Stock

 Generally, the grant of restricted stock will not result in taxable income to the Participant or a deduction for the Company in the year of grant if the restricted stock is subject to a substantial risk of forfeiture and is nontransferable within the meaning of section 83 of the Code. In such case, the value of such restricted stock will be taxable to a Participant when such risk lapses or the restricted stock becomes transferable. Alternatively, a Participant may elect to treat as income the fair market value of the restricted stock on the date of grant by making an election under section 83(b) of the Code within 30 days after the date of such grant. The Company will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by a Participant in the year such income is recognized. The grant of restricted stock that is not subject to a substantial risk of forfeiture or is transferable will be taxable to a Participant at the time of grant.

Other Awards

 Generally, when a Participant receives payment with respect to RSUs, performance awards or other Awards granted to the Participant under the Incentive Compensation Plan, the amount of cash and the fair market value of the shares of Common Stock, or other securities or property received, net of any amount paid by the Participant, will be ordinary income to such Participant and will generally be allowed as a tax deduction to the Company.


 MISCELLANEOUS

	In order to be included in the proxy materials for the 1999 Annual Meeting of Stockholders of the Company, stockholder proposals must be received by the Company on or before November 24, 1998.

	The accompanying proxy will be voted as specified by stockholders. If no specification is made, it is intended that the proxy will be voted FOR the election of directors, FOR the approval of the appointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company and FOR approval of the Incentive
Compensation Plan.


	Shares of Common Stock that are voted to abstain and broker non-votes will be considered present at the Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered entitled to vote with respect to such matter.

	The Board does not know of any other matter to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


By Order of the Board of Directors



Christopher F. Wolf
Secretary

March 23,1998



	EXHIBIT A

	SWANK, INC.

	1998 EQUITY INCENTIVE COMPENSATION PLAN

		SECTION 1.	Purpose.  The purposes of this Swank, Inc.
1998 Equity Incentive Compensation Plan (the "Plan") are to promote the interests of Swank, Inc.(the "Company") and its stockholders by (i) attracting and retaining officers and other key employees of the Company and its Subsidiaries (as defined below); (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

		SECTION 2.	Definitions.  As used in the Plan, the
following terms shall have the meanings set forth below:

  "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by, or controls, or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

  "Award" shall mean any Option, Stock Appreciation
Right, Restricted Stock Award, Restricted Stock Unit Award,
Performance Award or Other Stock-Based Award.

  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

  "Board" shall mean the Board of Directors of the Company.

  "Change of Control" shall mean the occurrence of any of the following: (i) a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Exchange Act; (ii) when any "Person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), except for an employee stock ownership trust or other employee plan of the Company or any Affiliate, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the Company's then outstanding securities having the right to vote on the election of directors; (iii) during any period of not more than two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or
(vii) of this paragraph) whose election by the Board or nomination for executive by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the stockholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets. Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred as a result of any event specified in clauses (i)-(vii) of this paragraph if John Tulin remains the Chief Executive Officer of the Company following such event.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean (i) a committee of the Board designated by the Board to administer the Plan or (ii) if at any time such a committee has not been so designated by the Board, the Board or any authorized committee thereof.

  "Company" shall mean Swank, Inc., a Delaware corporation, and any successor thereto.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  "Fair Market Value" shall mean: (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to a Share, as of any date, shall mean (A) if the principal market for the Shares is a national securities exchange, the closing sales price per Share on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (B) if the principal market for the Shares is not a national securities exchange and the Shares are quoted on The Nasdaq Stock Market ("Nasdaq"), and (I) if actual sales price information is available with respect to the Shares, the closing sales price per Share on such day on Nasdaq, or (II) if such information is not available, the average of the highest bid and lowest asked prices per Share on such day on Nasdaq, or (C) if the principal market for the Shares is not a national securities exchange and the Shares are not quoted on Nasdaq, the average of the highest bid and lowest asked prices per Share on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (A), (B) and (C) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a Share shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.


		"Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of section 422 of the Code.

  "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option, or is intended to be an Incentive Stock Option and under
Section 6 of the Plan is to be regarded as a Non-Qualified Stock
Option.

  "Option" shall mean an Incentive Stock Option or a Non-
Qualified Stock Option.

  "Other Stock-Based Award" shall mean any right granted by the Committee under Section 10 of the Plan.

  "Participant" shall mean any officer or other key employee of the Company or its Subsidiaries eligible for an Award under Section 5 of the Plan and selected by the Committee to receive an Award under the Plan.

  "Performance Award" shall mean any right granted by the Committee under Section 9 of the Plan.

  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

  "Plan" shall mean this Swank, Inc. 1998 Equity Incentive
Compensation Plan, as amended from time to time.

  "Restricted Stock" shall mean any Share granted by the Committee under Section 8 of the Plan.

  "Restricted Stock Unit" shall mean any unit with a value equal to the Fair Market Value of a Share granted under
Section 8 of the Plan.

  "Rule 16b-3" shall mean Rule 16b-3 as promulgated under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

  "Shares" shall mean the common shares of the Company, $.10 par value per share, or such other securities of the Company
(i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or
(ii) as may be determined by the Committee pursuant to Section
4(b).

  "Stock Appreciation Right" shall mean any right granted by the Committee under Section 7 of the Plan.

  "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

  "Substitute Awards" shall have the meaning specified in
Section 4(c) of the Plan.

		SECTION 3.	Administration.

  (a)  The Plan shall be administered by the Committee.
Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any default, or supply any omission in the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award.

  (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.


		SECTION 4.	Shares Available for Awards.

  (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be Three Million (3,000,000). If, after the effective date of the Plan, any Share covered by an Award granted under the Plan, or to which such an Award relates, is forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

		(b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or the number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or the number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

		(c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in substitution for outstanding awards previously granted by the Company or its Affiliates or by a company acquired by the Company or with which the Company combines ("Substitute Awards"). The number of Shares underlying any Substitute Award shall be counted against the aggregate number of Shares available for Awards under the Plan.

		(d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

		SECTION 5.	Eligibility.  Any officer or other key
employee of the Company or any of its Subsidiaries (including any prospective officer or key employee) shall be eligible to be designated a Participant.

		SECTION 6.	 Stock Options.

		(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive
Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by section 422 of the Code. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided, however, that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

		(b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement. In the sole discretion of the Committee, Options may be granted with an exercise price that is less than the Fair Market Value per Share

		(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any condition relating to the application of federal or state securities laws, as it may deem necessary or advisable.

		(d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company.
Such payment may be made in cash, certified check, by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by such Participant for at least six months), or by any combination of the foregoing.

		SECTION 7.	 Stock Appreciation Rights.

		(a) Grant.   Subject to the provisions of the Plan,
the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof.
In the sole discretion of the Committee, Stock Appreciation
Rights may be granted with an exercise price that is less than the Fair Market Value per Share. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.

		(b) Exercise and Payment.   A Stock Appreciation
Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

		(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee may change the terms and conditions of any Stock Appreciation Right from time to time. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

		SECTION 8.	Restricted Stock and Restricted Stock
Units.

		(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company and the other terms and conditions of such Awards.

		(b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver a certificate in respect of the applicable number of shares to the Participant or the Participant's legal representative.

		(c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

		SECTION 9.	 Performance Awards.

		(a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

		(b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

		(c) Payment of Performance Awards.  Performance
Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

		SECTION 10.	Other Stock-Based Awards.

		(a) General. The Committee shall have authority to grant to Participants an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

		(b) Dividends or Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

		SECTION 11.  Amendment and Termination.

		(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

		(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

		(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of (i) unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or (ii) changes in applicable laws, regulations, or accounting principles, whenever, in any such case, the Committee determines such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits that are intended to be made available under the Plan, or otherwise.

		SECTION 12.	Change of Control.  In the event of a
Change of Control after the date of the adoption of this Plan, any outstanding Award then held by a Participant which is not exercisable or is otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

		SECTION 13.	General Provisions.

		(a) Nontransferability.

		 	(i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.

			(ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, however,
that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

		(b) No Rights to Awards.  No Participant or other
Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant
(whether or not such Participants are similarly situated).

		(c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

		(d) Withholding. A Participant may be required to pay to the Company or any Affiliates, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property as determined by the Committee in its sole discretion) of any applicable withholding taxes or other amounts in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes and amounts. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

		(e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

		(f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of awards provided for hereunder and such arrangements may be either generally applicable or applicable only in specific cases.

		(g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate.

		(h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until a certificate or certificates representing such Shares shall be delivered to such Participant, holder or beneficiary, as the case may be. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall be entitled to the rights of a stockholder in respect of such Restricted Stock.

		(i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.


		(j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

		(k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation, including Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

		(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.
To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

		(m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

		(n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


		SECTION 14.	 Term of the Plan.

		(a) Effective Date. The Plan shall become effective as of the date of its approval by the Board; provided, however, that no Award shall be exercisable unless the Plan is approved by the stockholders of the Company.

		(b) Expiration. The Plan shall terminate 10 years after the earlier of the date on which it becomes effective or the date it is approved by the stockholders of the Company. Notwithstanding the foregoing, all Awards made under the Plan prior to such termination date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreement.



SWANK, INC.

6 Hazel Street, Attleboro, Massachusetts 02703
Proxy for Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	The undersigned hereby constitutes and appoints Marshall Tulin and John Tulin, and each of them, with full power of substitution, the attorneys and proxies of the undersigned, to attend the 1998 Annual Meeting of Stockholders of SWANK, INC. (the "Company") to be held at the Company's offices at 6 Hazel Street, Attleboro, Massachusetts 02703, on April 23, 1998 at 11:00 A.M. local time, and all adjournments thereof, to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote upon the following matters:

(Please Sign and Date on the Reverse Side)



A	    X	Please mark your votes as in this example.

								                              FOR		            	  WITHHOLD
						                          (except as indicated 	    AUTHORITY
	                          					 to the contrary below)	  TO VOTE FOR

1. Election of two (2) Class III
	  directors to serve on the
   Company's Board of Directors;		      	_____		           _____

Nominees:  	Marshall Tulin
       			 	Raymond Vise


For, except vote withheld from the following nominee(s)

________________________________________

								                                  FOR	 	 AGAINST 	  ABSTAIN

2. The approval of the appointment
  	of Coopers & Lybrand, L.L.P.
	  as the independent accountants
   of the Company for the year 1998;      _____		 _____		  _____


3. The approval of the 1998 Equity
   Incentive Compensation Plan; and	      _____		 _____		  _____


4. The transaction of such other business as may properly come before the meeting.

UNLESS OTHERWISE INDICATED, THE PROXY WILL BE VOTED "FOR" THE
ELECTION OF THE NOMINEES FOR DIRECTOR "FOR" ITEM 2 AND ITEM 3 AND
WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  IF
YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THIS FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED
ENVELOPE.  NO POSTAGE IS REQUIRED.


SIGNATURE            		DATE      			SIGNATURE			      	    DATE
                            								(SIGNATURE IF HELD JOINTLY)

NOTE:   Please sign exactly as name appears hereon.  Joint owners
should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.